UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 12, 2011

AMBASSADORS GROUP, INC.

Delaware	No. 0-33347	91-1957010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Dwight D. Eisenhower Building, 2001 S Flint Road, Spokane, WA 99224
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code
(509) 568-7800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 12, 2011, Ambassador’s Group, Inc. (the “Company”) filed a Current Report on Form 8-K to report the voting results from the Company’s 2011 Annual Meeting of Stockholders held on May 12, 2011 (the “Annual Meeting”). This Form 8-K/A is being filed solely to report the determination of the Company’s Board of Directors regarding the frequency of the stockholder non-binding vote on executive compensation.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(d) As previously reported, the voting results of the Annual Meeting for proposal number 4 regarding the frequency of the non-binding advisory vote on executive compensation were as follows:

1 year	2 years	3 years	Abstentions
9,109,384	130,263	5,276,856	3,330,936

In light of the voting results and other factors taken into consideration, the Board of Directors has determined that the Company will hold a non-binding advisory vote on executive compensation on an annual basis until the Board of Directors otherwise determines that a different frequency is in the best interest of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AM AMBASSADORS GROUP, INC.

Date: August 11, 2011	By: By:	/s/ Anthony F. Dombrowik
ChJ.Anthony F. Dombrowik Chief Financial Officer (Principal Financial Officer)